Exhibit 99.2

August 12, 2015 CF Industries and CHS Announce Agreement to Form Strategic Venture NYSE: CF

Forward-Looking Statements All statements in this presentation by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict” or “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Forward- looking statements include, but are not limited to, statements regarding the proposed strategic venture between the Company and CHS, Inc. (“CHS”) pursuant to which CHS will make an equity investment in, and enter into a supply agreement with, CF Industries Nitrogen, LLC (the “Strategic Venture”), including, without limitation, statements about the benefits of the Strategic Venture, the expected timing of closing and other aspects of the Strategic Venture. Important factors that could cause actual results to differ materially from those in the forward-looking statements relating to the Strategic Venture include, among others, among others: risks and uncertainties arising from the possibility that the consummation of the Strategic Venture as contemplated may be delayed or may not occur; difficulties associated with the operation or management of the Strategic Venture; risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement over the life of the supply agreement and risks that disruptions from the Strategic Venture as contemplated will harm the Company’s other business relationships. Further, forward-looking statements include, but are not limited to, statements regarding the proposed acquisition by the Company from OCI N.V. ("OCI") of OCI’s European, North American and global distribution businesses and certain other assets (the “Business”), including, without limitation, statements about the benefits of the acquisition transaction (the “Transaction”); the expected timing of completion of the Transaction; future financial and operating results of the new holding company (“New CF”), the Company and the Business; New CF’s and the Company’s plans, objectives, expectations and intentions; and other statements relating to the Transaction that are not historical facts. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks and uncertainties relating to the ability to obtain the requisite approvals of stockholders of CF Industries Holdings, Inc. and OCI with respect to the Transaction; the risk that New CF, the Company and OCI are unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the risk that a condition to closing of the Transaction may not be satisfied; the length of time necessary to consummate the Transaction; the risk that the businesses of the Company and the Business will not be integrated successfully; the risk that the cost savings and any other synergies from the Transaction may not be fully realized or may take longer to realize than expected; the risk that access to financing, including for refinancing of indebtedness of the Business or the Company, may not be available on a timely basis and on reasonable terms; the risk that the Business is unable to complete its current production capacity development and improvement projects on schedule as planned and on budget or at all; the risk that the Transaction or the prospect of the Transaction disrupts or makes it more difficult to maintain existing relationships or impedes establishment of new relationships with customers, employees or suppliers; diversion of management time on transaction-related issues; the risk that New CF, the Company and the Business are unable to retain and hire key personnel; the effect of future regulatory or legislative actions on New CF, the Company and the Business; the risk that the Transaction is not accorded the tax and accounting treatment anticipated by the Company; unanticipated costs or liabilities associated with the Transaction-related financing; and the risk that the credit ratings of New CF and the Company, including such ratings taking into account the Transaction and related financing, may differ from the Company’s expectations. Additional important factors, which currently relate to the Company and would relate to the Strategic Venture and the combination of the Company and the Business, that could cause actual results to differ materially from those in the forward-looking statements include, among others, the volatility of natural gas prices in North America and Europe; the cyclical nature of the Company’s business and the agricultural sector; the global commodity nature of the Company’s fertilizer products, the impact of global supply and demand on the Company’s selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company not be fully insured; risks associated with cyber security; weather conditions; the Company’s ability to complete its production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; an inability to achieve, or a delay in achieving, the expected benefits of the GrowHow transaction as contemplated; difficulties associated with the integration of GrowHow; unanticipated costs or liabilities associated with the GrowHow transaction; and the risk that disruptions from the GrowHow transaction as contemplated will harm relationships with customers, employees and suppliers. potential liabilities and expenditures related to environmental and health and safety laws and regulations; the Company’s potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements from governmental authorities; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; the Company’s reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on the Company’s investments in securities; deterioration of global market and economic conditions; and the Company’s ability to manage its indebtedness. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from the Company’s expectations may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s web site. Forward- looking statements are given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Transaction Overview 3 .CHS will be entitled to purchase annually up to 1.7 million tons of UAN and urea at market prices from CF Nitrogen .CHS’ supply agreement represents 8.9% of the CF Industries’ total production of 18.9 million product tons, not including the new capacity from the proposed combination with OCI N.V.’s businesses .Length of the agreement: 80 years Supply Agreement .CHS will purchase a minority interest in CF Nitrogen for $2.8 billion .CHS will be entitled to semi-annual profit distributions from CF Nitrogen .CF will continue to manage and operate all production facilities .Proceeds from investment available for the company’s stated capital allocation priorities Equity Investment Agreement Background .CF Industries Nitrogen, LLC (“CF Nitrogen”) is a wholly owned subsidiary of CF Industries that currently owns three production facilities in the United States: Donaldsonville, LA; Port Neal, IA; and Yazoo City, MS .CF also expects to contribute its Woodward, OK, plant to the LLC prior to the transaction closing Highlights .CF Industries entering into a set of key agreements with CHS: Supply agreement for up to 1.7 million product tons (which is 8.9% of total CF production); and minority equity interest investment in a CF subsidiary (CF Industries Nitrogen, LLC) for $2.8B .Culmination of long-term dialogue .Strategic venture provides a number of benefits: -Reliable partner, ratable off-take -Knowledgeable, long-term industry leader -Supported by an attractive valuation -Anticipated close: February 1, 2016

Supply Agreement Production Sources

- CHS has the right to purchase up to[(1)]:
  - 1,095,000 tons of urea
  - 580,000 tons of UAN
- Supply agreement tons have an average gross margin that reflects the average gross margin across the entire CF system



CF Nitrogen production
Other CF North American production (not part of CF Nitrogen)
Wever, IA Plant (via OCI) potentially added to CF Nitrogen in the future (2)
PORT NEAL, IA
Urea: 505,000 st/yr
UAN: 100,000 st/yr
WOODWARD, OK (3)
UAN: 250,000 st/yr
YAZOO CITY, MS
UAN: 10,000 st/yr
DONALDSONVILLE, LA
Urea: 590,000 st/yr
UAN: 220,000 st/yr
Nitrogen Demand
0
1,400
Legend
(Thousand Nutrient Tons)

(1) Volumes reflect agreement, however some amount of product swapping will occur on agreement of the parties
(2) Subject to transaction close; expected close in 2016. Consummation of the CHS transaction is not contingent upon the consummation of the proposed transaction with OCI N.V. announced on August 6, 2015.
(3) CF expects to contribute the Woodward, OK facility to CF Nitrogen prior to transaction closing

4

 CHS will purchase an equity interest in CF Nitrogen for $2.8 billion Equity Investment Capacity Net NH3 Urea UAN Other Total Pct. Donaldsonville 1,390 2,835 3,255 - 7,480 39.6% Port Neal 110 1,400 800 - 2,310 12.2% Woodward 140 25 820 - 985 5.2% Yazoo City - 20 160 1,075 1,255 6.6% Verdigris 350 - 1,975 - 2,325 12.3% Medicine Hat 790 810 - - 1,600 8.5% Courtright 265 160 345 - 770 4.1% Billingham 270 - - 620 890 4.7% Ince - - - 930 930 4.9% Subtotal 3,315 5,250 7,355 2,625 18,545 98.1% PLNL (50%) 360 - - - 360 1.9% Total 3,675 5,250 7,355 2,625 18,905 100.0% CHS Agreement - 1,095 580 - 1,675 8.9% 5 CF Industries System-Wide Production Capacity (pro forma for Expansion Projects)

$- $2 $4 $6 $8 $10 $12 $14 $16 $18 6 Additional Cash Available for Capital Returns and Growth Existing Dividend(3) Estimated Minority Distributions to CHS(4) Capital Expenditures Operating Cash Needs (5) Transaction Provides Significant Cash Available for Capital Allocation Priorities Total Sources: ~$15.0 16.5B (1) CHS equity investment of $2.8 billion (2) Estimated cash balance at time of OCI closing before giving affect for CHS investment. Consummation of the CHS transaction is not contingent upon the consummation of the proposed transaction with OCI N.V. announced on August 6, 2015. (3) Assumes annual dividend of $1.20 / share on pro forma shares outstanding; includes dividends to NCI. (4) Estimated minority distributions to CHS of approximately $250 million per year. (5) Intend to maintain average cash balance in range of $500 million. With the proposed OCI combination and CHS investment, CF expects to have ~$10.0 - $11.5B of cash available for capital allocation priorities consistent with past practices Total Unallocated Cash: ~$10.0 11.5B Illustrative Operating Cash Flow Potential New Debt CHS Equity Investment(1) Cash Balance at OCI Closing(2) Indicative Sources of Capital (OCI Transaction Close 2019) Indicative Uses of Capital (OCI Transaction Close 2019) $- $2 $4 $6 $8 $10 $12 $14 $16 $18

Gross Nitrogen per share 11 17 24 30 38 35 35 CF Industries Continues to Increase Effective Nitrogen Capacity Per Share 7 CF Industries Effective Nitrogen Capacity and Shares Outstanding 2.6 3.6 0.6 0.4 1.7 0.7 8.1 200 220 240 260 280 300 320 340 360 380 400 0 2 4 6 8 10 12 14 2010 Terra CF Business Growth GrowHow CF Capacity Expansion CHS Strategic Venture Capacity Post-CHS Share Count (million post-split shares) Annual Capacity (Million Equivalent Nutrient Tons)¹ Today 1 As of July 13, 2015, the company had 233 million shares outstanding following its June 17, 2015 5-for-1 split; capacity expansion projects refer to those at Donaldsonville, LA and Port Neal, IA Additional Buybacks (Equivalent nutrient tons per 1000 shares) CF would need to buy back 18.2 million shares to bring gross nitrogen per 1000 shares to pre- CHS levels $2.8 billion/18.2 million shares suggests shareholders will benefit if CF is able to buy back shares below an average price of $154 per share (0.7) 35

Investment Metrics 8 Supply Agreement Product Tons (000s) Nutrient Tons (000s) Indicative LTM Gross Margin(1) -Urea 1,095 504 $182 -UAN 580 186 $64 Total 1,675 689 $246 Metrics Associated with $2.8B Investment $1,672/ton $4,064/ton 11.4x (1) See page 10 for reconciliation calculations, gross margin includes D & A expense Attractive valuation with investment from a well-informed industry leader

Appendix

Indicative Gross Margin Associated with CHS Investment

	FY2014	Six Months Ending 6/30/14	Six Months Ending 6/30/15	LTM
Urea Segment Gross Margin (in millions)	$397.9	$226.4	$230.7	$402.2
Urea Segment Sales Volume ('000 tons)	2,459	1,255	1,216	2,420
CHS Contracted Urea Volume ('000 tons)	-	-	-	1,095
CHS Urea Volume as % of LTM Sales Volume	-	-	-	45.2%
Indicative Gross Margin Related to CHS Contracted Urea Volume (45.2% of Segment Gross Margin)	-	-	-	**$182**
UAN Segment Gross Margin (in millions)	$672.4	$383.4	$361.3	$650.3
UAN Segment Sales Volume ('000 tons)	6,092	2,977	2,821	5,936
CHS Contracted UAN Volume ('000 tons)	-	-	-	580
CHS UAN Volume as % of LTM Sales Volume	-	-	-	9.8%
Indicative Gross Margin Related to CHS Contracted UAN Volume (9.8% of Segment Gross Margin)	-	-	-	**$64**

Under the terms of the proposed arrangements with CHS, CHS will enter into a supply agreement with CF Nitrogen relating to the purchase of urea and UAN and an LLC agreement governing its equity investment in CF Nitrogen. Under the terms of the LLC agreement, CHS will be entitled to semi-annual profit distributions from CF Nitrogen. The distributions to CHS will be based, in part, on the volume of urea and UAN purchased by CHS pursuant to the supply agreement. Actual distributions to CHS will be determined in accordance with the terms of the LLC agreement and will vary from period to period. For illustrative purposes, the above analysis shows the portion of CF's consolidated gross margin from the CF's urea and UAN segments that would have been associated with the maximum CHS sales volume under the supply agreement had the CHS arrangements been in place over the twelve months ended June 30, 2015. Segment gross margin and segment sales volume are based on historical results and do not include capacity from expansion projects expected to be completed in the second half of 2015 and during 2016.

10

CFIndustries

11 No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Additional Information New CF will file with the SEC a registration statement on Form S-4 that will include the proxy statement of CF Industries and the shareholders circular of OCI that also constitute prospectuses of New CF. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDERS CIRCULAR/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed with the SEC by New CF and CF Industries through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed by CF Industries and New CF with the SEC by contacting CF Industries Investor Relations at: CF Industries Holdings, Inc., c/o Corporate Communications, 4 Parkway North, Suite 400, Deerfield, Illinois, 60015 or by calling (847) 405-2542. Participants in the Solicitation CF Industries and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CF Industries in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of CF Industries in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information nnual meeting of -K filed with the SEC on June 25, 2015.

[LOGO]